Exhibit 99.2

Financial Supplement
Fourth Quarter 2018
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company dac	AA-	NR	NR
RGA Global Reinsurance Company, Ltd.	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
Financial Supplement
4th Quarter 2018

Reinsurance Group of America, Incorporated
Quarterly Financial Supplement
Non-GAAP Disclosures
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (“RGA”) with the SEC. The consolidated financial information herein include the assets, liabilities, and results of operations of RGA and its subsidiaries, all of which are wholly owned (collectively, the “Company”).
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to adjusted operating income before income tax is presented in the appendix.
RGA evaluates its shareholders’ equity position excluding the impact of accumulated other comprehensive income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
RGA uses a non-GAAP financial measure called adjusted operating return on equity, which is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. A reconciliation of shareholders’ equity before and after the impact of AOCI is presented in the appendix.

Reinsurance Group of America, Incorporated
Financial Supplement
2019 Guidance

On an annual basis, the Company provides financial guidance based upon the intermediate term rather than giving a range of annual earnings per share for an upcoming year.  This better reflects the long-term nature of the business, as the Company accepts risks over very long periods of time, up to 30 years or longer in some cases.  While more predictable over longer-term horizons, RGA's business is subject to inherent short-term volatility, primarily due to mortality and morbidity experience.

Over the intermediate term, the Company continues to target growth in adjusted operating earnings per share in the 5 to 8 percent range, and adjusted operating return on equity of 10 to 12 percent. It is presumed that there are no significant changes in the investment environment from current levels, and the Company will deploy $300 to $400 million of excess capital, on average, annually. These guidance ranges are based upon “normalized” results. The Company currently estimates its effective tax rate on adjusted operating income for 2019 and thereafter will be in the range of 21 percent to 24 percent.

Reinsurance Group of America, Incorporated
Financial Supplement
2018 Notes

Effective January 1, 2018, the Company adopted Accounting Standard Update (“ASU”) 2016-01 - Recognition and Measurement of Financial Assets and Financial Liabilities. Under the new guidance, all of the Company’s equity securities with readily determinable fair values are measured at fair value with changes in fair value recognized in net income. Previous to the adoption, the Company recognized changes in the fair value of its equity securities in other comprehensive income. The changes to disclosure related to the adoption are reflected in the Consolidated Balance Sheets on page 7 and in the Investments section of this quarterly financial supplement beginning on page 31.

Reinsurance Group of America, Incorporated Financial Highlights

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to Date
(USD thousands, except in force & per share data)	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017		2018	2017	Change
Net premiums	$2,804,723	$2,562,042	$2,594,460	$2,582,551	$2,505,186	$299,537	$10,543,776	$9,841,130	$702,646
Net income	110,039	301,199	204,374	100,230	1,216,888	(1,106,849)	715,842	1,822,181	(1,106,339)
Adjusted operating income	221,751	259,417	202,054	105,746	170,899	50,852	788,968	712,686	76,282
Return on equity - annualized	5.2%	14.0%	9.3%	4.3%	55.1%	(49.9)%
Return on equity - trailing 12 months	8.1%	20.8%	20.2%	21.1%	22.7%	(14.6)%
Adjusted operating return on equity (ex AOCI):
Annualized	11.4%	13.5%	10.7%	5.6%	9.8%	1.6%
Trailing 12 months	10.3%	10.0%	9.9%	10.3%	11.0%	(0.7)%
Total assets	$64,609,026	$62,972,642	$59,766,497	$60,954,823	$60,514,818	$4,094,208
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,610.1	$1,609.8	$1,608.7	$1,606.5	$1,609.8	$0.3
U.S. and Latin America Financial Solutions	2.1	2.1	2.1	2.1	2.1	—
Canada Traditional	383.5	400.4	391.9	396.8	393.9	(10.4)
Europe, Middle East and Africa Traditional	716.3	706.5	743.3	772.5	739.0	(22.7)
Asia Pacific Traditional	616.9	588.1	594.3	605.7	552.3	64.6
Asia Pacific Financial Solutions	0.3	0.3	0.3	0.2	0.2	0.1
Total assumed life reinsurance in force	$3,329.2	$3,307.2	$3,340.6	$3,383.8	$3,297.3	$31.9
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$26.3	$27.6	$29.3	$23.3	$24.3	$2.0	$106.5	$99.4	$7.1
Canada Traditional	9.4	7.7	7.7	18.3	9.1	0.3	43.1	35.6	7.5
Europe, Middle East and Africa Traditional	58.6	48.2	45.4	38.0	45.0	13.6	190.2	181.5	8.7
Asia Pacific Traditional	20.3	12.2	17.3	17.1	12.2	8.1	66.9	78.9	(12.0)
Total assumed new business production	$114.6	$95.7	$99.7	$96.7	$90.6	$24.0	$406.7	$395.4	$11.3
Per Share and Shares Data
Basic earnings per share
Net income	$1.75	$4.76	$3.19	$1.55	$18.89	$(17.14)	$11.25	$28.28	$(17.03)
Adjusted operating income	$3.53	$4.10	$3.15	$1.64	$2.65	$0.88	$12.39	$11.06	$1.33
Diluted earnings per share
Net income	$1.72	$4.68	$3.13	$1.52	$18.49	$(16.77)	$11.00	$27.71	$(16.71)
Adjusted operating income	$3.46	$4.03	$3.10	$1.61	$2.60	$0.86	$12.12	$10.84	$1.28

Wgt. average common shares outstanding
Basic	62,815	63,279	64,071	64,490	64,414	(1,599)	63,658	64,427	(769)
Diluted	64,156	64,296	65,250	65,872	65,806	(1,650)	65,094	65,753	(659)

Common shares issued	79,138	79,138	79,138	79,138	79,138	—	79,138	79,138	—
Treasury shares	16,324	16,187	15,466	14,625	14,686	1,638	16,324	14,686	1,638
Common shares outstanding	62,814	62,951	63,672	64,513	64,452	(1,638)	62,814	64,452	(1,638)

Book value per share	$134.53	$136.29	$135.09	$139.64	$148.48	$(13.95)
Per share effect of AOCI	$10.14	$12.92	$15.78	$22.15	$32.02	$(21.88)
Book value per share, excluding AOCI	$124.39	$123.37	$119.31	$117.49	$116.46	$7.93

Stockholders’ dividends paid	$37,668.5	$38,071.2	$32,128.8	$32,241.1	$32,205.0	$5,463.5	$140,109.6	$117,290.5	$22,819.1

Reinsurance Group of America, Incorporated Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations) (USD in thousands)

	Three Months Ended					Current Qtr	Year-to Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$2,804,723	$2,562,042	$2,594,460	$2,582,551	$2,505,186	$299,537	$10,543,776	$9,841,130	$702,646
Investment income, net of related expenses	521,393	572,742	528,061	516,329	564,831	(43,438)	2,138,525	2,154,651	(16,126)
Investment related gains (losses), net
OTTI on fixed maturity securities	(14,439)	(10,705)	(3,350)	—	(21,659)	7,220	(28,494)	(42,639)	14,145
Other investment related gains (losses), net	(124,590)	(9,312)	(7,222)	(470)	50,068	(174,658)	(141,594)	210,519	(352,113)
Total investment related gains (losses), net	(139,029)	(20,017)	(10,572)	(470)	28,409	(167,438)	(170,088)	167,880	(337,968)
Other revenue	91,431	112,764	83,959	75,297	134,017	(42,586)	363,451	352,108	11,343
Total revenues	3,278,518	3,227,531	3,195,908	3,173,707	3,232,443	46,075	12,875,664	12,515,769	359,895
Benefits and expenses:
Claims and other policy benefits	2,467,315	2,209,920	2,279,593	2,362,101	2,147,729	319,586	9,318,929	8,518,917	800,012
Interest credited	92,136	143,292	109,327	80,449	152,972	(60,836)	425,204	502,040	(76,836)
Policy acquisition costs and other insurance expenses	334,703	310,639	320,276	356,902	402,001	(67,298)	1,322,520	1,466,646	(144,126)
Other operating expenses	199,642	200,262	194,959	191,274	229,411	(29,769)	786,137	710,690	75,447
Interest expense	39,586	33,290	37,025	37,454	37,435	2,151	147,355	146,025	1,330
Collateral finance and securitization expense	7,190	7,467	7,440	7,602	7,401	(211)	29,699	28,636	1,063
Total benefits and expenses	3,140,572	2,904,870	2,948,620	3,035,782	2,976,949	163,623	12,029,844	11,372,954	656,890
Income before income taxes	137,946	322,661	247,288	137,925	255,494	(117,548)	845,820	1,142,815	(296,995)
Provision for income taxes	27,907	21,462	42,914	37,695	(961,394)	989,301	129,978	(679,366)	809,344
Net income	$110,039	$301,199	$204,374	$100,230	$1,216,888	$(1,106,849)	$715,842	$1,822,181	$(1,106,339)
Pre-tax adjusted operating income reconciliation:
Income before income tax	$137,946	$322,661	$247,288	$137,925	$255,494	$(117,548)	$845,820	$1,142,815	$(296,995)
Investment and derivative losses (1)	32,023	52,455	37,221	31,643	27,908	4,115	153,342	19,969	133,373
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	32,932	2,081	(8,805)	(13,611)	(37,870)	70,802	12,597	(144,724)	157,321
GMXB embedded derivatives (1)	77,697	(32,133)	(15,324)	(14,785)	(15,648)	93,345	15,455	(32,166)	47,621
Funds withheld (gains) losses - investment income	(30)	614	(13,100)	10,292	(3,133)	3,103	(2,224)	(15,493)	13,269
EIA embedded derivatives - interest credited	12,222	(1,602)	565	(28,563)	(3,595)	15,817	(17,378)	(40,260)	22,882
DAC offset, net	(12,498)	(110)	1,755	21,324	22,230	(34,728)	10,471	108,280	(97,809)
Investment (income) loss on unit-linked variable annuities	10,536	(2,402)	(4,127)	2,652	(4,781)	15,317	6,659	(11,078)	17,737
Interest credited on unit-linked variable annuities	(10,536)	2,402	4,127	(2,652)	4,781	(15,317)	(6,659)	11,078	(17,737)
Non-investment derivatives	(202)	(553)	477	76	41	(243)	(202)	103	(305)
Adjusted operating income before income taxes	$280,090	$343,413	$250,077	$144,301	$245,427	$34,663	$1,017,881	$1,038,524	$(20,643)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations) - continued (USD in thousands)

	Three Months Ended					Current Qtr	Year-to Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017	Quarter	2018	2017	Change
After-tax adjusted operating income reconciliation:
Net income	$110,039	$301,199	$204,374	$100,230	$1,216,888	$(1,106,849)	$715,842	$1,822,181	$(1,106,339)
Investment and derivative losses (1)	25,067	41,548	29,195	24,702	17,806	7,261	120,512	10,385	110,127
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	26,017	1,644	(6,956)	(10,753)	(24,616)	50,633	9,952	(94,071)	104,023
GMXB embedded derivatives (1)	61,380	(25,385)	(12,106)	(11,680)	(10,171)	71,551	12,209	(20,908)	33,117
Funds withheld (gains) losses - investment income	(24)	485	(10,349)	8,131	(2,036)	2,012	(1,757)	(10,070)	8,313
EIA embedded derivatives - interest credited	9,655	(1,266)	447	(22,565)	(2,337)	11,992	(13,729)	(26,169)	12,440
DAC offset, net	(9,874)	(86)	1,386	16,846	14,449	(24,323)	8,272	70,382	(62,110)
Investment (income) loss on unit-linked variable annuities	8,324	(1,898)	(3,260)	2,095	(3,108)	11,432	5,261	(7,201)	12,462
Interest credited on unit-linked variable annuities	(8,324)	1,898	3,260	(2,095)	3,108	(11,432)	(5,261)	7,201	(12,462)
Non-investment derivatives	(160)	(437)	377	60	27	(187)	(160)	67	(227)
U.S. tax reform and statutory tax rate changes	(349)	(58,285)	(4,314)	775	(1,039,111)	1,038,762	(62,173)	(1,039,111)	976,938
Adjusted operating income	$221,751	$259,417	$202,054	$105,746	$170,899	$50,852	$788,968	$712,686	$76,282

Wgt. average common shares outstanding (diluted)	64,156	64,296	65,250	65,872	65,806	(1,650)	65,094	65,753	(659)

Diluted earnings per share - adjusted operating income	$3.46	$4.03	$3.10	$1.61	$2.60	$0.86	$12.12	$10.84	$1.28

Foreign currency effect on (2):
Net premiums	$(43,803)	$(33,440)	$40,891	$79,348	$43,226	$(87,029)	$42,996	$25,932	$17,064
Adjusted operating income (loss) before income taxes	$(4,914)	$(1,293)	$5,422	$8,325	$5,988	$(10,902)	$7,540	$(365)	$7,905

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Consolidated Balance Sheets (USD thousands)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2018	2018	2018	2018	2017
Assets
Fixed maturity securities, available-for-sale	$39,992,346	$39,005,212	$36,784,954	$37,945,260	$38,150,820
Equity securities (1)	82,197	101,069	108,070	103,983	100,152
Mortgage loans on real estate	4,966,298	4,779,074	4,558,669	4,437,994	4,400,533
Policy loans	1,344,980	1,320,050	1,339,252	1,346,930	1,357,624
Funds withheld at interest	5,761,471	5,976,301	5,981,092	6,005,892	6,083,388
Short-term investments	142,598	229,928	123,028	130,430	93,304
Other invested assets (1)	1,989,078	1,706,979	1,605,562	1,512,147	1,505,332
Total investments	54,278,968	53,118,613	50,500,627	51,482,636	51,691,153
Cash and cash equivalents	1,889,733	1,730,489	1,397,679	1,510,407	1,303,524
Accrued investment income	427,893	455,296	400,160	408,338	392,721
Premiums receivable and other reinsurance balances	3,017,868	2,779,556	2,617,382	2,620,515	2,338,481
Reinsurance ceded receivables	757,572	769,324	789,429	810,554	782,027
Deferred policy acquisition costs	3,397,770	3,211,145	3,205,667	3,245,851	3,239,824
Other assets	839,222	908,219	855,553	876,522	767,088
Total assets	$64,609,026	$62,972,642	$59,766,497	$60,954,823	$60,514,818

Liabilities and stockholders’ equity
Future policy benefits	$25,285,400	$25,139,148	$22,286,622	$22,645,243	$22,363,241
Interest-sensitive contract liabilities	18,004,526	16,751,379	16,513,668	16,661,602	16,227,642
Other policy claims and benefits	5,642,755	5,424,347	5,334,210	5,361,149	4,992,074
Other reinsurance balances	487,177	482,235	412,846	483,708	488,739
Deferred income taxes	1,798,800	1,883,848	2,009,514	2,085,631	2,198,309
Other liabilities	1,469,981	1,213,595	1,094,826	1,167,596	1,102,975
Long-term debt	2,787,873	2,787,975	2,788,111	2,788,240	2,788,365
Collateral finance and securitization notes	681,961	710,792	724,998	753,393	783,938
Total liabilities	56,158,473	54,393,319	51,164,795	51,946,562	50,945,283

Stockholders’ equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,898,652	1,899,144	1,887,336	1,880,352	1,870,906
Retained earnings	7,284,949	7,215,526	6,952,170	6,797,545	6,736,265
Treasury stock	(1,370,602)	(1,348,943)	(1,243,566)	(1,098,823)	(1,102,058)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	(168,698)	(119,298)	(142,187)	(87,510)	(86,350)
Unrealized appreciation of securities, net of income taxes	856,159	982,352	1,198,338	1,567,057	2,200,661
Pension and postretirement benefits, net of income taxes	(50,698)	(50,249)	(51,180)	(51,151)	(50,680)
Total stockholders’ equity	8,450,553	8,579,323	8,601,702	9,008,261	9,569,535
Total liabilities and stockholders’ equity	$64,609,026	$62,972,642	$59,766,497	$60,954,823	$60,514,818

Total stockholders’ equity, excluding AOCI	$7,813,790	$7,766,518	$7,596,731	$7,579,865	$7,505,904

See appendix for reconciliation of total stockholders' equity before and after impact of AOCI.

(1) Effective January 1, 2018, the Company adopted ASU 2016-01. For additional information see the “2018 Notes” section on page 3.

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$1,500,210	$1,360,076	$1,373,548	$1,299,422	$1,389,479	$110,731	$5,533,256	$5,356,321	$176,935
Investment income, net of related expenses	184,823	181,396	180,478	183,060	173,461	11,362	729,757	728,073	1,684
Investment related gains (losses), net	2,802	(33)	3,725	1,683	(1,414)	4,216	8,177	(1,606)	9,783
Other revenue	6,267	6,351	6,396	5,529	6,061	206	24,543	17,383	7,160
Total revenues	1,694,102	1,547,790	1,564,147	1,489,694	1,567,587	126,515	6,295,733	6,100,171	195,562

Benefits and expenses:
Claims and other policy benefits	1,347,292	1,191,489	1,255,007	1,254,961	1,221,236	126,056	5,048,749	4,760,194	288,555
Interest credited	20,453	20,321	20,992	20,280	20,418	35	82,046	82,218	(172)
Policy acquisition costs and other insurance expenses	195,437	183,433	182,064	177,640	196,860	(1,423)	738,574	753,336	(14,762)
Other operating expenses	35,708	36,219	34,106	33,921	36,705	(997)	139,954	130,989	8,965
Total benefits and expenses	1,598,890	1,431,462	1,492,169	1,486,802	1,475,219	123,671	6,009,323	5,726,737	282,586

Income before income taxes	$95,212	$116,328	$71,978	$2,892	$92,368	$2,844	$286,410	$373,434	$(87,024)

Loss and expense ratios:
Claims and other policy benefits	89.8%	87.6%	91.4%	96.6%	87.9%	1.9%	91.2%	88.9%	2.3%
Policy acquisition costs and other insurance expenses	13.0%	13.5%	13.3%	13.7%	14.2%	(1.2)%	13.3%	14.1%	(0.8)%
Other operating expenses	2.4%	2.7%	2.5%	2.6%	2.6%	(0.2)%	2.5%	2.4%	0.1%

Foreign currency effect on (1):
Net premiums	$(625)	$(995)	$(608)	$944	$386	$(1,011)	$(1,284)	$(190)	$(1,094)
Income (loss) before income taxes	$10	$261	$185	$(49)	$(114)	$124	$407	$(464)	$871

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Qtr vs. PY	Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$1,500,210	$1,360,076	$1,373,548	$1,299,422	$1,389,479	$110,731	$5,533,256	$5,356,321	$176,935
Investment income, net of related expenses	184,823	181,396	180,478	183,060	173,461	11,362	729,757	728,073	1,684
Other revenue	6,267	6,351	6,396	5,529	6,061	206	24,543	17,383	7,160
Total revenues	1,691,300	1,547,823	1,560,422	1,488,011	1,569,001	122,299	6,287,556	6,101,777	185,779

Benefits and expenses:
Claims and other policy benefits	1,347,292	1,191,489	1,255,007	1,254,961	1,221,236	126,056	5,048,749	4,760,194	288,555
Interest credited	20,453	20,321	20,992	20,280	20,418	35	82,046	82,218	(172)
Policy acquisition costs and other insurance expenses	195,437	183,433	182,064	177,640	196,860	(1,423)	738,574	753,336	(14,762)
Other operating expenses	35,708	36,219	34,106	33,921	36,705	(997)	139,954	130,989	8,965
Total benefits and expenses	1,598,890	1,431,462	1,492,169	1,486,802	1,475,219	123,671	6,009,323	5,726,737	282,586

Adjusted operating income before income taxes	$92,410	$116,361	$68,253	$1,209	$93,782	$(1,372)	$278,233	$375,040	$(96,807)

Loss and expense ratios:
Claims and other policy benefits	89.8%	87.6%	91.4%	96.6%	87.9%	1.9%	91.2%	88.9%	2.3%
Policy acquisition costs and other insurance expenses	13.0%	13.5%	13.3%	13.7%	14.2%	(1.2)%	13.3%	14.1%	(0.8)%
Other operating expenses	2.4%	2.7%	2.5%	2.6%	2.6%	(0.2)%	2.5%	2.4%	0.1%

Foreign currency effect on (1):
Net premiums	$(625)	$(995)	$(608)	$944	$386	$(1,011)	$(1,284)	$(190)	$(1,094)
Adjusted operating income (loss) before income taxes	$10	$261	$185	$(49)	$(114)	$124	$407	$(464)	$871

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$8,427	$6,885	$6,699	$5,192	$5,497	$2,930	$27,203	$23,683	$3,520
Investment income, net of related expenses	169,922	200,397	171,810	157,912	216,646	(46,724)	700,041	769,932	(69,891)
Investment related gains (losses), net	(59,261)	581	776	676	41,114	(100,375)	(57,228)	144,343	(201,571)
Other revenue	27,365	53,735	24,065	22,959	22,458	4,907	128,124	98,782	29,342
Total revenues	146,453	261,598	203,350	186,739	285,715	(139,262)	798,140	1,036,740	(238,600)

Benefits and expenses:
Claims and other policy benefits	44,704	46,995	22,590	15,945	24,449	20,255	130,234	78,447	51,787
Interest credited	72,142	110,673	74,810	54,212	118,980	(46,838)	311,837	379,921	(68,084)
Policy acquisition costs and other insurance expenses	28,436	30,519	37,939	62,035	53,201	(24,765)	158,929	229,506	(70,577)
Other operating expenses	6,969	7,921	7,171	7,285	8,275	(1,306)	29,346	28,158	1,188
Total benefits and expenses	152,251	196,108	142,510	139,477	204,905	(52,654)	630,346	716,032	(85,686)

Income (loss) before income taxes	$(5,798)	$65,490	$60,840	$47,262	$80,810	$(86,608)	$167,794	$320,708	$(152,914)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$8,427	$6,885	$6,699	$5,192	$5,497	$2,930	$27,203	$23,683	$3,520
Investment income, net of related expenses	169,512	200,982	159,165	168,227	213,604	(44,092)	697,886	754,945	(57,059)
Other revenue	27,365	53,735	24,065	22,959	22,458	4,907	128,124	98,782	29,342
Total revenues	205,304	261,602	189,929	196,378	241,559	(36,255)	853,213	877,410	(24,197)

Benefits and expenses:
Claims and other policy benefits	44,704	46,995	22,590	15,945	24,449	20,255	130,234	78,447	51,787
Interest credited	59,920	112,275	74,245	82,775	122,575	(62,655)	329,215	420,181	(90,966)
Policy acquisition costs and other insurance expenses	40,934	30,629	36,184	40,711	30,971	9,963	148,458	121,226	27,232
Other operating expenses	6,969	7,921	7,171	7,285	8,275	(1,306)	29,346	28,158	1,188
Total benefits and expenses	152,527	197,820	140,190	146,716	186,270	(33,743)	637,253	648,012	(10,759)

Adjusted operating income before income taxes	$52,777	$63,782	$49,739	$49,662	$55,289	$(2,512)	$215,960	$229,398	$(13,438)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive (Continued) (USD millions)

	Three Months Ended
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2018	2018	2018	2018	2017
Annuity account values:
Fixed annuities (deferred)	$8,461	$7,447	$7,101	$7,165	$6,607

Net interest spread (fixed annuities)	1.5%	1.8%	1.7%	1.6%	2.3%

Equity-indexed annuities	$3,782	$3,873	$3,931	$4,022	$4,126

Variable annuities account values
No riders	$797	$870	$877	$890	$950
GMDB only	159	179	177	178	182
GMIB only	21	24	24	23	24
GMAB only	7	10	13	16	22
GMWB only	1,090	1,244	1,268	1,299	1,366
GMDB / WB	272	309	318	327	343
Other	19	23	24	28	31
Total variable annuities account values	$2,365	$2,659	$2,701	$2,761	$2,918

Fair value of liabilities associated with living benefit riders	$168	$90	$122	$138	$152

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$991	$945	$955	$882	$858

Bank-owned life insurance (BOLI)	$596	$593	$589	$586	$584

Other asset-intensive business	$58	$59	$60	$61	$62

Future policy benefits associated with:

Payout annuities	$4,943	$5,004	$2,247	$2,255	$2,271

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Financial Reinsurance GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017	Quarter	2018	2017	Change
Revenues:
Investment income, net of related expenses	$1,766	$1,491	$1,504	$1,822	$2,040	$(274)	$6,583	$8,541	$(1,958)
Other revenue	24,878	27,759	25,094	24,791	27,631	(2,753)	102,522	105,097	(2,575)
Total revenues	26,644	29,250	26,598	26,613	29,671	(3,027)	109,105	113,638	(4,533)

Benefits and expenses:
Policy acquisition costs and other insurance expenses	4,084	5,324	2,609	4,000	5,570	(1,486)	16,017	22,804	(6,787)
Other operating expenses	3,166	2,343	2,441	2,454	3,016	150	10,404	9,958	446
Total benefits and expenses	7,250	7,667	5,050	6,454	8,586	(1,336)	26,421	32,762	(6,341)

Income before income taxes	$19,394	$21,583	$21,548	$20,159	$21,085	$(1,691)	$82,684	$80,876	$1,808

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Financial Reinsurance Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017	Quarter	2018	2017	Change
Revenues:
Investment income, net of related expenses	$1,766	$1,491	$1,504	$1,822	$2,040	$(274)	$6,583	$8,541	$(1,958)
Other revenue	24,878	27,759	25,094	24,791	27,631	(2,753)	102,522	105,097	(2,575)
Total revenues	26,644	29,250	26,598	26,613	29,671	(3,027)	109,105	113,638	(4,533)

Benefits and expenses:
Policy acquisition costs and other insurance expenses	4,084	5,324	2,609	4,000	5,570	(1,486)	16,017	22,804	(6,787)
Other operating expenses	3,166	2,343	2,441	2,454	3,016	150	10,404	9,958	446
Total benefits and expenses	7,250	7,667	5,050	6,454	8,586	(1,336)	26,421	32,762	(6,341)

Adjusted operating income before income taxes	$19,394	$21,583	$21,548	$20,159	$21,085	$(1,691)	$82,684	$80,876	$1,808

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated Canada Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$267,443	$243,105	$260,750	$252,723	$238,993	$28,450	$1,024,021	$901,976	$122,045
Investment income, net of related expenses	49,148	50,145	49,535	50,584	48,089	1,059	199,412	189,018	10,394
Investment related gains (losses), net	(2,932)	2,484	446	(731)	1,798	(4,730)	(733)	10,619	(11,352)
Other revenue	265	228	1,468	(257)	(3)	268	1,704	1,907	(203)
Total revenues	313,924	295,962	312,199	302,319	288,877	25,047	1,224,404	1,103,520	120,884

Benefits and expenses:
Claims and other policy benefits	200,693	210,292	223,935	212,825	191,665	9,028	847,745	757,892	89,853
Interest credited	51	6	21	5	5	46	83	20	63
Policy acquisition costs and other insurance expenses	59,461	56,224	58,541	57,032	48,881	10,580	231,258	192,183	39,075
Other operating expenses	8,072	8,291	7,897	8,750	9,061	(989)	33,010	33,207	(197)
Total benefits and expenses	268,277	274,813	290,394	278,612	249,612	18,665	1,112,096	983,302	128,794

Income before income taxes	$45,647	$21,149	$21,805	$23,707	$39,265	$6,382	$112,308	$120,218	$(7,910)

Loss and expense ratios:
Loss ratios (creditor business)	29.1%	27.2%	26.3%	27.0%	24.6%	4.5%	27.4%	25.5%	1.9%
Loss ratios (excluding creditor business)	80.9%	94.7%	94.4%	92.2%	90.6%	(9.7)%	90.4%	95.7%	(5.3)%
Claims and other policy benefits / (net premiums + investment income)	63.4%	71.7%	72.2%	70.2%	66.8%	(3.4)%	69.3%	69.5%	(0.2)%
Policy acquisition costs and other insurance expenses (creditor business)	64.7%	64.2%	66.5%	65.2%	69.2%	(4.5)%	65.2%	66.8%	(1.6)%
Policy acquisition costs and other insurance expenses (excluding creditor business)	16.8%	17.4%	16.2%	16.6%	11.3%	5.5%	16.7%	12.2%	4.5%
Other operating expenses	3.0%	3.4%	3.0%	3.5%	3.8%	(0.8)%	3.2%	3.7%	(0.5)%

Foreign currency effect on (1):
Net premiums	$(10,704)	$(10,468)	$10,222	$10,846	$11,467	$(22,171)	$(104)	$18,470	$(18,574)
Income (loss) before income taxes	$(2,097)	$(1,075)	$579	$1,416	$1,852	$(3,949)	$(1,177)	$3,239	$(4,416)

Creditor reinsurance net premiums	$30,299	$29,521	$32,453	$31,093	$37,819	$(7,520)	$123,366	$150,127	$(26,761)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Canada Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$267,443	$243,105	$260,750	$252,723	$238,993	$28,450	$1,024,021	$901,976	$122,045
Investment income, net of related expenses	49,528	50,174	49,080	50,561	47,998	1,530	199,343	188,512	10,831
Investment related gains, net	1,381	1,258	1,258	1,142	1,242	139	5,039	4,840	199
Other revenue	265	228	1,468	(257)	(3)	268	1,704	1,907	(203)
Total revenues	318,617	294,765	312,556	304,169	288,230	30,387	1,230,107	1,097,235	132,872

Benefits and expenses:
Claims and other policy benefits	200,693	210,292	223,935	212,825	191,665	9,028	847,745	757,892	89,853
Interest credited	51	6	21	5	5	46	83	20	63
Policy acquisition costs and other insurance expenses	59,461	56,224	58,541	57,032	48,881	10,580	231,258	192,183	39,075
Other operating expenses	8,072	8,291	7,897	8,750	9,061	(989)	33,010	33,207	(197)
Total benefits and expenses	268,277	274,813	290,394	278,612	249,612	18,665	1,112,096	983,302	128,794

Adjusted operating income before income taxes	$50,340	$19,952	$22,162	$25,557	$38,618	$11,722	$118,011	$113,933	$4,078

Loss and expense ratios:
Loss ratios (creditor business)	29.1%	27.2%	26.3%	27.0%	24.6%	4.5%	27.4%	25.5%	1.9%
Loss ratios (excluding creditor business)	80.9%	94.7%	94.4%	92.2%	90.6%	(9.7)%	90.4%	95.7%	(5.3)%
Claims and other policy benefits / (net premiums + investment income)	63.3%	71.7%	72.3%	70.2%	66.8%	(3.5)%	69.3%	69.5%	(0.2)%
Policy acquisition costs and other insurance expenses (creditor business)	64.7%	64.2%	66.5%	65.2%	69.2%	(4.5)%	65.2%	66.8%	(1.6)%
Policy acquisition costs and other insurance expenses (excluding creditor business)	16.8%	17.4%	16.2%	16.6%	11.3%	5.5%	16.7%	12.2%	4.5%
Other operating expenses	3.0%	3.4%	3.0%	3.5%	3.8%	(0.8)%	3.2%	3.7%	(0.5)%

Foreign currency effect on (1):
Net premiums	$(10,704)	$(10,468)	$10,222	$10,846	$11,467	$(22,171)	$(104)	$18,470	$(18,574)
Adjusted operating income (loss) before income taxes	$(2,273)	$(1,022)	$600	$1,512	$1,820	$(4,093)	$(1,183)	$3,151	$(4,334)

Creditor reinsurance net premiums	$30,299	$29,521	$32,453	$31,093	$37,819	$(7,520)	$123,366	$150,127	$(26,761)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Canada Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$10,431	$10,681	$10,955	$11,305	$9,631	$800	$43,372	$38,229	$5,143
Investment income, net of related expenses	474	415	330	115	1,600	(1,126)	1,334	5,115	(3,781)
Other revenue	649	1,072	804	1,357	1,467	(818)	3,882	5,594	(1,712)
Total revenues	11,554	12,168	12,089	12,777	12,698	(1,144)	48,588	48,938	(350)

Benefits and expenses:
Claims and other policy benefits	9,775	10,003	7,915	9,115	7,751	2,024	36,808	29,639	7,169
Policy acquisition costs and other insurance expenses	188	190	292	96	218	(30)	766	789	(23)
Other operating expenses	396	329	338	375	575	(179)	1,438	1,867	(429)
Total benefits and expenses	10,359	10,522	8,545	9,586	8,544	1,815	39,012	32,295	6,717

Income before income taxes	$1,195	$1,646	$3,544	$3,191	$4,154	$(2,959)	$9,576	$16,643	$(7,067)

Foreign currency effect on (2):
Net premiums	$(423)	$(459)	$436	$501	$462	$(885)	$55	$882	$(827)
Income (loss) before income taxes	$(69)	$(71)	$146	$188	$195	$(264)	$194	$413	$(219)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and financial reinsurance transactions.
(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Canada Financial Solutions (1) Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$10,431	$10,681	$10,955	$11,305	$9,631	$800	$43,372	$38,229	$5,143
Investment income, net of related expenses	474	415	330	115	1,600	(1,126)	1,334	5,115	(3,781)
Other revenue	649	1,072	804	1,357	1,467	(818)	3,882	5,594	(1,712)
Total revenues	11,554	12,168	12,089	12,777	12,698	(1,144)	48,588	48,938	(350)

Benefits and expenses:
Claims and other policy benefits	9,775	10,003	7,915	9,115	7,751	2,024	36,808	29,639	7,169
Policy acquisition costs and other insurance expenses	188	190	292	96	218	(30)	766	789	(23)
Other operating expenses	396	329	338	375	575	(179)	1,438	1,867	(429)
Total benefits and expenses	10,359	10,522	8,545	9,586	8,544	1,815	39,012	32,295	6,717

Adjusted operating income before income taxes	$1,195	$1,646	$3,544	$3,191	$4,154	$(2,959)	$9,576	$16,643	$(7,067)

Foreign currency effect on (2):
Net premiums	$(423)	$(459)	$436	$501	$462	$(885)	$55	$882	$(827)
Adjusted operating income (loss) before income taxes	$(68)	$(71)	$146	$188	$195	$(263)	$195	$413	$(218)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and financial reinsurance transactions.
(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$352,522	$340,414	$354,534	$375,729	$321,907	$30,615	$1,423,199	$1,301,640	$121,559
Investment income, net of related expenses	17,201	16,190	17,087	15,764	14,479	2,722	66,242	55,511	10,731
Investment related gains (losses), net	(170)	—	—	9	45	(215)	(161)	52	(213)
Other revenue	1,673	455	917	2,280	666	1,007	5,325	4,872	453
Total revenues	371,226	357,059	372,538	393,782	337,097	34,129	1,494,605	1,362,075	132,530

Benefits and expenses:
Claims and other policy benefits	305,027	291,442	310,187	326,802	249,735	55,292	1,233,458	1,096,211	137,247
Policy acquisition costs and other insurance expenses	21,651	21,817	29,961	25,552	25,880	(4,229)	98,981	92,143	6,838
Other operating expenses	29,688	25,430	25,922	26,007	31,747	(2,059)	107,047	103,235	3,812
Total benefits and expenses	356,366	338,689	366,070	378,361	307,362	49,004	1,439,486	1,291,589	147,897

Income before income taxes	$14,860	$18,370	$6,468	$15,421	$29,735	$(14,875)	$55,119	$70,486	$(15,367)

Loss and expense ratios:
Claims and other policy benefits	86.5%	85.6%	87.5%	87.0%	77.6%	8.9%	86.7%	84.2%	2.5%
Policy acquisition costs and other insurance expenses	6.1%	6.4%	8.5%	6.8%	8.0%	(1.9)%	7.0%	7.1%	(0.1)%
Other operating expenses	8.4%	7.5%	7.3%	6.9%	9.9%	(1.5)%	7.5%	7.9%	(0.4)%

Foreign currency effect on (1):
Net premiums	$(12,043)	$(6,362)	$18,659	$40,308	$19,482	$(31,525)	$40,562	$(8,329)	$48,891
Income (loss) before income taxes	$(875)	$(363)	$978	$1,801	$2,037	$(2,912)	$1,541	$1,497	$44

Critical illness net premiums	$45,292	$45,601	$47,851	$48,898	$47,322	$(2,030)	$187,642	$191,494	$(3,852)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$352,522	$340,414	$354,534	$375,729	$321,907	$30,615	$1,423,199	$1,301,640	$121,559
Investment income, net of related expenses	17,201	16,190	17,087	15,764	14,479	2,722	66,242	55,511	10,731
Other revenue	1,673	455	917	2,280	666	1,007	5,325	4,872	453
Total revenues	371,396	357,059	372,538	393,773	337,052	34,344	1,494,766	1,362,023	132,743

Benefits and expenses:
Claims and other policy benefits	305,027	291,442	310,187	326,802	249,735	55,292	1,233,458	1,096,211	137,247
Policy acquisition costs and other insurance expenses	21,651	21,817	29,961	25,552	25,880	(4,229)	98,981	92,143	6,838
Other operating expenses	29,688	25,430	25,922	26,007	31,747	(2,059)	107,047	103,235	3,812
Total benefits and expenses	356,366	338,689	366,070	378,361	307,362	49,004	1,439,486	1,291,589	147,897

Adjusted operating income before income taxes	$15,030	$18,370	$6,468	$15,412	$29,690	$(14,660)	$55,280	$70,434	$(15,154)

Loss and expense ratios:
Claims and other policy benefits	86.5%	85.6%	87.5%	87.0%	77.6%	8.9%	86.7%	84.2%	2.5%
Policy acquisition costs and other insurance expenses	6.1%	6.4%	8.5%	6.8%	8.0%	(1.9)%	7.0%	7.1%	(0.1)%
Other operating expenses	8.4%	7.5%	7.3%	6.9%	9.9%	(1.5)%	7.5%	7.9%	(0.4)%

Foreign currency effect on (1):
Net premiums	$(12,043)	$(6,362)	$18,659	$40,308	$19,482	$(31,525)	$40,562	$(8,329)	$48,891
Adjusted operating income (loss) before income taxes	$(884)	$(363)	$978	$1,801	$2,033	$(2,917)	$1,532	$1,494	$38

Critical illness net premiums	$45,292	$45,601	$47,851	$48,898	$47,322	$(2,030)	$187,642	$191,494	$(3,852)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$49,115	$49,104	$49,135	$47,979	$43,911	$5,204	$195,333	$163,720	$31,613
Investment income, net of related expenses	24,045	37,548	40,330	31,932	34,656	(10,611)	133,855	123,258	10,597
Investment related gains (losses), net	(8,568)	(87)	5,858	3,352	(2,738)	(5,830)	555	5,487	(4,932)
Other revenue	4,812	5,099	5,352	4,880	4,807	5	20,143	18,606	1,537
Total revenues	69,404	91,664	100,675	88,143	80,636	(11,232)	349,886	311,071	38,815

Benefits and expenses:
Claims and other policy benefits	34,615	24,211	21,854	42,471	34,415	200	123,151	142,796	(19,645)
Interest credited	(10,536)	2,402	4,127	(2,652)	4,781	(15,317)	(6,659)	11,078	(17,737)
Policy acquisition costs and other insurance expenses	1,033	814	1,054	1,080	763	270	3,981	1,833	2,148
Other operating expenses	8,643	8,032	8,271	8,080	8,939	(296)	33,026	31,850	1,176
Total benefits and expenses	33,755	35,459	35,306	48,979	48,898	(15,143)	153,499	187,557	(34,058)

Income before income taxes	$35,649	$56,205	$65,369	$39,164	$31,738	$3,911	$196,387	$123,514	$72,873

Foreign currency effect on (2):
Net premiums	$(1,627)	$(241)	$2,987	$5,368	$2,922	$(4,549)	$6,487	$(7,569)	$14,056
Income (loss) before income taxes	$(1,164)	$(676)	$3,339	$4,318	$2,108	$(3,272)	$5,817	$(5,819)	$11,636

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes asset intensive, financial reinsurance, capital motivated and longevity closed block business.
(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Financial Solutions (1) Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$49,115	$49,104	$49,135	$47,979	$43,911	$5,204	$195,333	$163,720	$31,613
Investment income, net of related expenses	34,581	35,146	36,203	34,584	29,875	4,706	140,514	112,180	28,334
Other revenue	4,769	5,238	5,339	4,956	4,848	(79)	20,302	18,770	1,532
Total revenues	88,465	89,488	90,677	87,519	78,634	9,831	356,149	294,670	61,479

Benefits and expenses:
Claims and other policy benefits	34,615	24,211	21,854	42,471	34,415	200	123,151	142,796	(19,645)
Policy acquisition costs and other insurance expenses	1,033	814	1,054	1,080	763	270	3,981	1,833	2,148
Other operating expenses	8,643	8,032	8,271	8,080	8,939	(296)	33,026	31,850	1,176
Total benefits and expenses	44,291	33,057	31,179	51,631	44,117	174	160,158	176,479	(16,321)

Adjusted operating income before income taxes	$44,174	$56,431	$59,498	$35,888	$34,517	$9,657	$195,991	$118,191	$77,800

Foreign currency effect on (2):
Net premiums	$(1,627)	$(241)	$2,987	$5,368	$2,922	$(4,549)	$6,487	$(7,569)	$14,056
Adjusted operating income (loss) before income taxes	$(1,400)	$(687)	$3,050	$3,965	$2,311	$(3,711)	$4,928	$(4,602)	$9,530

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes asset intensive, financial reinsurance, capital motivated and longevity closed block business.
(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Asia Pacific Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$616,428	$551,695	$538,799	$589,513	$495,439	$120,989	$2,296,435	$2,053,029	$243,406
Investment income, net of related expenses	23,676	23,169	24,076	24,600	23,570	106	95,521	91,675	3,846
Investment related gains (losses), net	(1)	—	—	8	(10)	9	7	(10)	17
Other revenue	13,651	3,171	7,645	418	63,268	(49,617)	24,885	65,992	(41,107)
Total revenues	653,754	578,035	570,520	614,539	582,267	71,487	2,416,848	2,210,686	206,162

Benefits and expenses:
Claims and other policy benefits	522,999	431,570	435,592	495,194	414,637	108,362	1,885,355	1,635,728	249,627
Policy acquisition costs and other insurance expenses	56,256	42,063	37,584	58,782	97,575	(41,319)	194,685	277,582	(82,897)
Other operating expenses	40,754	42,395	38,482	37,676	42,843	(2,089)	159,307	148,590	10,717
Total benefits and expenses	620,009	516,028	511,658	591,652	555,055	64,954	2,239,347	2,061,900	177,447

Income before income taxes	$33,745	$62,007	$58,862	$22,887	$27,212	$6,533	$177,501	$148,786	$28,715

Loss and expense ratios:
Claims and other policy benefits	84.8%	78.2%	80.8%	84.0%	83.7%	1.1%	82.1%	79.7%	2.4%
Policy acquisition costs and other insurance expenses	9.1%	7.6%	7.0%	10.0%	19.7%	(10.6)%	8.5%	13.5%	(5)%
Other operating expenses	6.6%	7.7%	7.1%	6.4%	8.6%	(2.0)%	6.9%	7.2%	(0.3)%

Foreign currency effect on (1):
Net premiums	$(18,381)	$(14,915)	$9,195	$21,345	$8,512	$(26,893)	$(2,756)	$22,673	$(25,429)
Income (loss) before income taxes	$698	$1,181	$(66)	$954	$(1,066)	$1,764	$2,767	$(1,430)	$4,197

Critical illness net premiums	$198,428	$191,099	$180,852	$235,721	$136,246	$62,182	$806,100	$611,045	$195,055

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Asia Pacific Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$616,428	$551,695	$538,799	$589,513	$495,439	$120,989	$2,296,435	$2,053,029	$243,406
Investment income, net of related expenses	23,676	23,169	24,076	24,600	23,570	106	95,521	91,675	3,846
Investment related gains (losses), net	(1)	(1)	—	3	5	(6)	1	5	(4)
Other revenue	13,651	3,171	7,645	418	63,268	(49,617)	24,885	65,992	(41,107)
Total revenues	653,754	578,034	570,520	614,534	582,282	71,472	2,416,842	2,210,701	206,141

Benefits and expenses:
Claims and other policy benefits	522,999	431,570	435,592	495,194	414,637	108,362	1,885,355	1,635,728	249,627
Policy acquisition costs and other insurance expenses	56,256	42,063	37,584	58,782	97,575	(41,319)	194,685	277,582	(82,897)
Other operating expenses	40,754	42,395	38,482	37,676	42,843	(2,089)	159,307	148,590	10,717
Total benefits and expenses	620,009	516,028	511,658	591,652	555,055	64,954	2,239,347	2,061,900	177,447

Adjusted operating income before income taxes	$33,745	$62,006	$58,862	$22,882	$27,227	$6,518	$177,495	$148,801	$28,694

Loss and expense ratios:
Claims and other policy benefits	84.8%	78.2%	80.8%	84.0%	83.7%	1.1%	82.1%	79.7%	2.4%
Policy acquisition costs and other insurance expenses	9.1%	7.6%	7.0%	10.0%	19.7%	(10.6)%	8.5%	13.5%	(5.0)%
Other operating expenses	6.6%	7.7%	7.1%	6.4%	8.6%	(2.0)%	6.9%	7.2%	(0.3)%

Foreign currency effect on (1):
Net premiums	$(18,381)	$(14,915)	$9,195	$21,345	$8,512	$(26,893)	$(2,756)	$22,673	$(25,429)
Adjusted operating income (loss) before income taxes	$697	$1,181	$(66)	$916	$(1,059)	$1,756	$2,728	$(1,423)	$4,151

Critical illness net premiums	$198,428	$191,099	$180,852	$235,721	$136,246	$62,182	$806,100	$611,045	$195,055

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Asia Pacific Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$83	$75	$30	$678	$325	$(242)	$866	$2,419	$(1,553)
Investment income, net of related expenses	10,006	10,145	10,184	10,394	9,867	139	40,729	34,529	6,200
Investment related gains (losses), net	(15,211)	(438)	1,904	3,467	2,413	(17,624)	(10,278)	13,938	(24,216)
Other revenue	5,596	6,385	5,874	5,307	5,802	(206)	23,162	22,889	273
Total revenues	474	16,167	17,992	19,846	18,407	(17,933)	54,479	73,775	(19,296)

Benefits and expenses:
Claims and other policy benefits	2,576	3,894	2,405	4,468	3,850	(1,274)	13,343	18,020	(4,677)
Interest credited	6,454	6,875	6,660	6,394	6,852	(398)	26,383	22,447	3,936
Policy acquisition costs and other insurance expenses	756	786	728	1,197	1,000	(244)	3,467	5,111	(1,644)
Other operating expenses	5,019	4,406	4,061	3,766	4,595	424	17,252	15,067	2,185
Total benefits and expenses	14,805	15,961	13,854	15,825	16,297	(1,492)	60,445	60,645	(200)

Income (loss) before income taxes	$(14,331)	$206	$4,138	$4,021	$2,110	$(16,441)	$(5,966)	$13,130	$(19,096)

Foreign currency effect on (2):
Net premiums	$—	$—	$—	$36	$(5)	$5	$36	$(5)	$41
Income (loss) before income taxes	$272	$(41)	$38	$98	$242	$30	$367	$344	$23

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset intensive, financial reinsurance, and disabled life closed block business.
(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Asia Pacific Financial Solutions (1) Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$83	$75	$30	$678	$325	$(242)	$866	$2,419	$(1,553)
Investment income, net of related expenses	10,006	10,145	10,184	10,394	9,867	139	40,729	34,529	6,200
Investment related gains, net	1,140	695	630	724	1,005	135	3,189	3,440	(251)
Other revenue	5,596	6,385	5,874	5,307	5,802	(206)	23,162	22,889	273
Total revenues	16,825	17,300	16,718	17,103	16,999	(174)	67,946	63,277	4,669

Benefits and expenses:
Claims and other policy benefits	2,576	3,894	2,405	4,468	3,850	(1,274)	13,343	18,020	(4,677)
Interest credited	6,454	6,875	6,660	6,394	6,852	(398)	26,383	22,447	3,936
Policy acquisition costs and other insurance expenses	756	786	728	1,197	1,000	(244)	3,467	5,111	(1,644)
Other operating expenses	5,019	4,406	4,061	3,766	4,595	424	17,252	15,067	2,185
Total benefits and expenses	14,805	15,961	13,854	15,825	16,297	(1,492)	60,445	60,645	(200)

Adjusted operating income before income taxes	$2,020	$1,339	$2,864	$1,278	$702	$1,318	$7,501	$2,632	$4,869

Foreign currency effect on (2):
Net premiums	$—	$—	$—	$36	$(5)	$5	$36	$(5)	$41
Adjusted operating income (loss) before income taxes	$(94)	$(34)	$66	$(42)	$158	$(252)	$(104)	$174	$(278)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset intensive, financial reinsurance, and disabled life closed block business.
(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Corporate and Other GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$64	$7	$10	$10	$4	$60	$91	$113	$(22)
Investment income, net of related expenses	40,332	51,846	32,727	40,146	40,423	(91)	165,051	148,999	16,052
Investment related losses, net	(55,688)	(22,524)	(23,281)	(8,934)	(12,799)	(42,889)	(110,427)	(4,943)	(105,484)
Other revenue	6,275	8,509	6,344	8,033	1,860	4,415	29,161	10,986	18,175
Total revenues	(9,017)	37,838	15,800	39,255	29,488	(38,505)	83,876	155,155	(71,279)

Benefits and expenses:
Claims and other policy benefits	(366)	24	108	320	(9)	(357)	86	(10)	96
Interest credited	3,572	3,015	2,717	2,210	1,936	1,636	11,514	6,356	5,158
Policy acquisition costs and other insurance income	(32,599)	(30,531)	(30,496)	(30,512)	(27,947)	(4,652)	(124,138)	(108,641)	(15,497)
Other operating expenses	61,227	64,896	66,270	62,960	83,655	(22,428)	255,353	207,769	47,584
Interest expense	39,586	33,290	37,025	37,454	37,435	2,151	147,355	146,025	1,330
Collateral finance and securitization expense	7,190	7,467	7,440	7,602	7,401	(211)	29,699	28,636	1,063
Total benefits and expenses	78,610	78,161	83,064	80,034	102,471	(23,861)	319,869	280,135	39,734

Loss before income taxes	$(87,627)	$(40,323)	$(67,264)	$(40,779)	$(72,983)	$(14,644)	$(235,993)	$(124,980)	$(111,013)

Foreign currency effect on (1):
Income (loss) before income taxes	$(524)	$(636)	$762	$156	$766	$(1,290)	$(242)	$859	$(1,101)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Corporate and Other Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$64	$7	$10	$10	$4	$60	$91	$113	$(22)
Investment income, net of related expenses	40,332	51,846	32,727	40,146	40,423	(91)	165,051	148,999	16,052
Investment related gains, net	1,103	434	632	908	547	556	3,077	2,674	403
Other revenue	6,116	7,817	6,834	8,033	1,860	4,256	28,800	10,925	17,875
Total revenues	47,615	60,104	40,203	49,097	42,834	4,781	197,019	162,711	34,308

Benefits and expenses:
Claims and other policy benefits	(366)	24	108	320	(9)	(357)	86	(10)	96
Interest credited	3,572	3,015	2,717	2,210	1,936	1,636	11,514	6,356	5,158
Policy acquisition costs and other insurance income	(32,599)	(30,531)	(30,496)	(30,512)	(27,947)	(4,652)	(124,138)	(108,641)	(15,497)
Other operating expenses	61,227	64,896	66,270	62,960	83,655	(22,428)	255,353	207,769	47,584
Interest expense	39,586	33,290	37,025	37,454	37,435	2,151	147,355	146,025	1,330
Collateral finance and securitization expense	7,190	7,467	7,440	7,602	7,401	(211)	29,699	28,636	1,063
Total benefits and expenses	78,610	78,161	83,064	80,034	102,471	(23,861)	319,869	280,135	39,734

Adjusted operating loss before income taxes	$(30,995)	$(18,057)	$(42,861)	$(30,937)	$(59,637)	$28,642	$(122,850)	$(117,424)	$(5,426)

Foreign currency effect on (1):
Adjusted operating income (loss) before income taxes	$(902)	$(558)	$463	$34	$644	$(1,546)	$(963)	$892	$(1,855)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Summary of Segment GAAP Income (USD thousands)

	Three Months Ended					Current Qtr	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017	Quarter	2018	2017	Change
U.S. and Latin America:
Traditional	$95,212	$116,328	$71,978	$2,892	$92,368	$2,844	$286,410	$373,434	$(87,024)
Financial Solutions:
Asset Intensive	(5,798)	65,490	60,840	47,262	80,810	(86,608)	167,794	320,708	(152,914)
Financial Reinsurance	19,394	21,583	21,548	20,159	21,085	(1,691)	82,684	80,876	1,808
Total U.S. and Latin America	108,808	203,401	154,366	70,313	194,263	(85,455)	536,888	775,018	(238,130)
Canada:
Canada Traditional	45,647	21,149	21,805	23,707	39,265	6,382	112,308	120,218	(7,910)
Canada Financial Solutions	1,195	1,646	3,544	3,191	4,154	(2,959)	9,576	16,643	(7,067)
Total Canada	46,842	22,795	25,349	26,898	43,419	3,423	121,884	136,861	(14,977)
Europe, Middle East and Africa:
Europe, Middle East and Africa Traditional	14,860	18,370	6,468	15,421	29,735	(14,875)	55,119	70,486	(15,367)
Europe, Middle East and Africa Financial Solutions	35,649	56,205	65,369	39,164	31,738	3,911	196,387	123,514	72,873
Total Europe, Middle East and Africa	50,509	74,575	71,837	54,585	61,473	(10,964)	251,506	194,000	57,506
Asia Pacific:
Asia Pacific Traditional	33,745	62,007	58,862	22,887	27,212	6,533	177,501	148,786	28,715
Asia Pacific Financial Solutions	(14,331)	206	4,138	4,021	2,110	(16,441)	(5,966)	13,130	(19,096)
Total Asia Pacific	19,414	62,213	63,000	26,908	29,322	(9,908)	171,535	161,916	9,619
Corporate and Other	(87,627)	(40,323)	(67,264)	(40,779)	(72,983)	(14,644)	(235,993)	(124,980)	(111,013)
Consolidated income before income taxes	$137,946	$322,661	$247,288	$137,925	$255,494	$(117,548)	$845,820	$1,142,815	$(296,995)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated Summary of Segment Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017		2018	2017	Change
U.S. and Latin America:
Traditional	$92,410	$116,361	$68,253	$1,209	$93,782	$(1,372)	$278,233	$375,040	$(96,807)
Financial Solutions:
Asset Intensive	52,777	63,782	49,739	49,662	55,289	(2,512)	215,960	229,398	(13,438)
Financial Reinsurance	19,394	21,583	21,548	20,159	21,085	(1,691)	82,684	80,876	1,808
Total U.S. and Latin America	164,581	201,726	139,540	71,030	170,156	(5,575)	576,877	685,314	(108,437)
Canada:
Canada Traditional	50,340	19,952	22,162	25,557	38,618	11,722	118,011	113,933	4,078
Canada Financial Solutions	1,195	1,646	3,544	3,191	4,154	(2,959)	9,576	16,643	(7,067)
Total Canada	51,535	21,598	25,706	28,748	42,772	8,763	127,587	130,576	(2,989)
Europe, Middle East and Africa:
Europe, Middle East and Africa Traditional	15,030	18,370	6,468	15,412	29,690	(14,660)	55,280	70,434	(15,154)
Europe, Middle East and Africa Financial Solutions	44,174	56,431	59,498	35,888	34,517	9,657	195,991	118,191	77,800
Total Europe, Middle East and Africa	59,204	74,801	65,966	51,300	64,207	(5,003)	251,271	188,625	62,646
Asia Pacific:
Asia Pacific Traditional	33,745	62,006	58,862	22,882	27,227	6,518	177,495	148,801	28,694
Asia Pacific Financial Solutions	2,020	1,339	2,864	1,278	702	1,318	7,501	2,632	4,869
Total Asia Pacific	35,765	63,345	61,726	24,160	27,929	7,836	184,996	151,433	33,563
Corporate and Other	(30,995)	(18,057)	(42,861)	(30,937)	(59,637)	28,642	(122,850)	(117,424)	(5,426)
Consolidated adjusted operating income before income taxes	$280,090	$343,413	$250,077	$144,301	$245,427	$34,663	$1,017,881	$1,038,524	$(20,643)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated Investments (USD thousands) Cash and Invested Assets

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2018	2018	2018	2018	2017
Fixed maturity securities, available-for-sale (1)	$39,992,346	$39,005,212	$36,784,954	$37,945,260	$38,150,820
Equity securities (2)	82,197	101,069	108,070	103,983	100,152
Mortgage loans on real estate	4,966,298	4,779,074	4,558,669	4,437,994	4,400,533
Policy loans	1,344,980	1,320,050	1,339,252	1,346,930	1,357,624
Funds withheld at interest	5,761,471	5,976,301	5,981,092	6,005,892	6,083,388
Short-term investments	142,598	229,928	123,028	130,430	93,304
Other invested assets	1,989,078	1,706,979	1,605,562	1,512,147	1,505,332
Cash and cash equivalents	1,889,733	1,730,489	1,397,679	1,510,407	1,303,524
Total cash and invested assets	$56,168,701	$54,849,102	$51,898,306	$52,993,043	$52,994,677

(1) The Company holds the various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supernational and foreign government-sponsored enterprises (“Other foreign government”).

(2) Effective January 1, 2018, the Company adopted ASU 2016-01. For additional information see the “2018 Notes” section on page 3.

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017		2018	2017	Change
Average invested assets at amortized cost (1)	$27,387,965	$27,029,073	$26,899,416	$27,024,934	$26,351,089	$1,036,876	$26,640,947	$25,225,400	$1,415,547
Net investment income (1)	$298,902	$303,860	$285,832	$296,473	$283,989	$14,913	$1,185,067	$1,147,713	$37,354
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.44%	4.57%	4.32%	4.46%	4.38%	0.06%	4.45%	4.55%	(0.10)%

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Amortized Cost, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity Securities (1)
(Excludes Funds Withheld Portfolios)

December 31, 2018
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate	$24,006,407	$530,804	$555,092	$23,982,119	59.9%	$—
Canadian governments	2,768,466	1,126,227	2,308	3,892,385	9.7%	—
RMBS	1,872,236	22,267	25,282	1,869,221	4.7%	—
ABS	2,171,254	10,779	32,829	2,149,204	5.4%	275
CMBS	1,428,115	9,153	18,234	1,419,034	3.5%	—
U.S. government	2,233,537	10,204	57,867	2,185,874	5.5%	—
State and political subdivisions	721,290	39,914	9,010	752,194	1.9%	—
Other foreign government	3,680,863	109,320	47,868	3,742,315	9.4%	—
Total fixed maturity securities	$38,882,168	$1,858,668	$748,490	$39,992,346	100.0%	$275

(1) Effective January 1, 2018, the Company adopted ASU 2016-01. For additional information see the “2018 Notes” section on page 3.
Amortized Cost, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity and Equity Securities (Excludes Funds Withheld Portfolios)

December 31, 2017
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate	$21,966,803	$1,299,594	$55,429	$23,210,968	60.9%	$—
Canadian governments	2,843,273	1,378,510	1,707	4,220,076	11.1%	—
RMBS	1,695,126	36,632	11,878	1,719,880	4.5%	—
ABS	1,634,758	18,798	5,194	1,648,362	4.3%	275
CMBS	1,285,594	22,627	4,834	1,303,387	3.4%	—
U.S. government	1,953,436	12,089	21,933	1,943,592	5.1%	—
State and political subdivisions	647,727	59,997	4,296	703,428	1.8%	—
Other foreign government	3,254,695	154,507	8,075	3,401,127	8.9%	—
Total fixed maturity securities	$35,281,412	$2,982,754	$113,346	$38,150,820	100.0%	$275

Non-redeemable preferred stock	$41,553	$479	$2,226	$39,806	39.7%
Other equity securities	61,288	479	1,421	60,346	60.3%
Total equity securities	$102,841	$958	$3,647	$100,152	100.0%

Reinsurance Group of America, Incorporated Investments (USD thousands) Corporate Fixed Maturity Securities by Sector (Excludes Funds Withheld Portfolios)

	December 31, 2018				December 31, 2017
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$4,853,921	$4,835,124	20.1%	A-	$4,353,995	$4,549,003	19.6%	A-
Brokerage/asset managers/exchanges	582,082	582,624	2.4%	A-	529,100	556,022	2.4%	A-
Finance companies	184,843	179,219	0.7%	BBB	219,289	226,733	1.0%	BBB+
Insurance	2,293,651	2,263,918	9.4%	BBB+	1,864,357	1,989,990	8.6%	A-
REITs	639,466	638,511	2.7%	BBB+	714,489	738,979	3.2%	BBB+
Other finance	239,779	231,172	1.0%	A-	296,655	302,047	1.3%	A
Total financial institutions	$8,793,742	$8,730,568	36.3%		$7,977,885	$8,362,774	36.1%
Industrials
Basic	$1,296,617	$1,287,773	5.4%	BBB	$1,075,380	$1,137,668	4.9%	BBB
Capital goods	1,197,773	1,185,024	4.9%	BBB	1,151,629	1,202,609	5.2%	BBB+
Communications	1,903,510	1,917,240	8.0%	BBB	2,006,383	2,133,924	9.2%	BBB
Consumer cyclical	1,188,006	1,187,639	5.0%	A-	1,249,776	1,301,978	5.6%	A-
Consumer noncyclical	2,584,174	2,581,539	10.8%	BBB+	2,243,126	2,396,115	10.3%	BBB+
Energy	1,799,801	1,814,668	7.6%	BBB+	1,871,898	1,994,951	8.6%	BBB+
Technology	767,069	768,807	3.2%	A-	676,245	705,682	3.0%	A
Transportation	1,321,537	1,320,565	5.5%	A-	1,065,994	1,122,892	4.8%	A-
Other Industrial	278,370	278,856	1.2%	BBB+	194,735	203,514	0.9%	BBB+
Total industrials	$12,336,857	$12,342,111	51.6%		$11,535,166	$12,199,333	52.5%
Utilities
Electric	$2,245,526	$2,254,770	9.4%	A-	$1,818,459	$1,951,774	8.4%	A-
Natural gas	359,308	365,514	1.5%	A-	354,958	381,873	1.6%	A-
Other utility	270,974	289,156	1.2%	A-	280,335	315,214	1.4%	BBB+
Total utilities	$2,875,808	$2,909,440	12.1%		$2,453,752	$2,648,861	11.4%
Total	$24,006,407	$23,982,119	100.0%	BBB+	$21,966,803	$23,210,968	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Ratings of Fixed Maturity Securities (Excludes Funds Withheld Portfolios)

		December 31, 2018			September 30, 2018			June 30, 2018			March 31, 2018			December 31, 2017
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$24,904,526	$26,180,440	65.5%	$24,627,894	$25,837,847	66.2%	$23,206,331	$24,697,276	67.2%	$23,699,901	$25,416,105	67.0%	$23,534,574	$25,762,103	67.5%
2	BBB	12,141,601	12,023,426	30.1%	11,466,201	11,526,902	29.6%	10,309,842	10,413,893	28.3%	10,502,621	10,816,607	28.5%	10,115,008	10,709,170	28.1%
3	BB	1,409,235	1,371,328	3.4%	1,187,035	1,168,627	3.0%	1,165,503	1,136,259	3.1%	1,209,542	1,211,330	3.2%	1,139,200	1,173,639	3.1%
4	B	395,694	385,670	1.0%	425,572	424,040	1.1%	501,101	488,648	1.3%	439,444	439,736	1.2%	408,990	420,284	1.1%
5	CCC	13,183	12,860	—%	27,341	30,106	0.1%	45,696	42,876	0.1%	45,617	43,929	0.1%	78,143	79,747	0.2%
6	In or near default	17,929	18,622	—%	17,089	17,690	—%	5,497	6,002	—%	16,580	17,553	—%	5,497	5,877	—%
	Total	$38,882,168	$39,992,346	100.0%	$37,751,132	$39,005,212	100.0%	$35,233,970	$36,784,954	100.0%	$35,913,705	$37,945,260	100.0%	$35,281,412	$38,150,820	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting that meet the definition of SSAP No. 43R utilize the NAIC rating methodology.

All other securities will continue to utilize the NRSRO ratings, as available, or equivalent ratings based on information from the NAIC.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	December 31, 2018		September 30, 2018		June 30, 2018		March 31, 2018		December 31, 2017
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
RMBS
Agency	$811,044	$814,568	$813,762	$795,873	$840,284	$833,587	$861,908	$861,214	$878,559	$896,977
Non-agency	1,061,192	1,054,653	1,003,187	984,889	997,032	987,627	929,099	925,934	816,567	822,903
Total	1,872,236	1,869,221	1,816,949	1,780,762	1,837,316	1,821,214	1,791,007	1,787,148	1,695,126	1,719,880
CMBS	1,428,115	1,419,034	1,282,015	1,273,534	1,249,616	1,242,509	1,281,452	1,281,933	1,285,594	1,303,387
ABS	2,171,254	2,149,204	1,867,650	1,863,017	1,711,099	1,708,824	1,727,810	1,734,722	1,634,758	1,648,362
Total	$5,471,605	$5,437,459	$4,966,614	$4,917,313	$4,798,031	$4,772,547	$4,800,269	$4,803,803	$4,615,478	$4,671,629

Reinsurance Group of America, Incorporated Investments (USD thousands) Gross Unrealized Losses Aging Fixed Maturity Securities

	December 31, 2018		September 30, 2018		June 30, 2018		March 31, 2018		December 31, 2017
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$721,015	96.3%	$640,481	98.1%	$571,151	96.4%	$358,873	94.1%	$110,508	97.5%
20% or more for less than six months	21,336	2.9%	309	—%	21,045	3.6%	20,232	5.3%	—	—%
20% or more for six months or greater	6,139	0.8%	12,293	1.9%	12	—%	2,360	0.6%	2,838	2.5%
Total	$748,490	100.0%	$653,083	100.0%	$592,208	100.0%	$381,465	100.0%	$113,346	100.0%

Reinsurance Group of America, Incorporated Investments (USD thousands) Fixed Maturity Securities Below Amortized Cost(1) (Excludes Funds Withheld Portfolios)

	As of December 31, 2018
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$8,505,371	$302,604	$3,611,266	$195,082	$12,116,637	$497,686
Canadian governments	25,169	419	131,806	1,612	156,975	2,031
RMBS	269,558	2,488	836,741	22,760	1,106,299	25,248
ABS	1,102,677	24,271	381,609	8,523	1,484,286	32,794
CMBS	384,259	4,304	414,719	13,930	798,978	18,234
U.S. government	8,616	80	1,086,694	57,787	1,095,310	57,867
State and political subdivisions	103,504	1,538	157,330	7,472	260,834	9,010
Other foreign government	789,859	24,509	472,934	17,446	1,262,793	41,955
Total investment grade securities	$11,189,013	$360,213	$7,093,099	$324,612	$18,282,112	$684,825

Below-investment grade securities:
Corporate	$755,679	$42,760	$122,559	$14,646	$878,238	$57,406
Canadian governments	443	34	1,770	243	2,213	277
RMBS	—	—	1,026	34	1,026	34
ABS	—	—	1,063	35	1,063	35
Other foreign government	128,725	5,574	7,479	339	136,204	5,913
Total below investment grade securities	$884,847	$48,368	$133,897	$15,297	$1,018,744	$63,665
Total fixed maturity securities	$12,073,860	$408,581	$7,226,996	$339,909	$19,300,856	$748,490

(1) Effective January 1, 2018, the Company adopted ASU 2016-01. For additional information see the “2018 Notes” section on page 3.

Reinsurance Group of America, Incorporated Investments (USD thousands) Fixed Maturity and Equity Securities Below Amortized Cost (Excludes Funds Withheld Portfolios)

	As of December 31, 2017
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$1,886,212	$17,099	$1,009,750	$28,080	$2,895,962	$45,179
Canadian governments	18,688	91	111,560	1,596	130,248	1,687
RMBS	566,699	5,852	224,439	6,004	791,138	11,856
ABS	434,274	2,707	168,524	2,434	602,798	5,141
CMBS	220,401	1,914	103,269	2,920	323,670	4,834
U.S. government	800,298	6,177	767,197	15,756	1,567,495	21,933
State and political subdivisions	43,510	242	68,666	4,054	112,176	4,296
Other foreign government	369,717	2,707	191,265	4,704	560,982	7,411
Total investment grade securities	$4,339,799	$36,789	$2,644,670	$65,548	$6,984,469	$102,337

Below-investment grade securities:
Corporate	$194,879	$3,317	$75,731	$6,933	$270,610	$10,250
Canadian governments	1,995	20	—	—	1,995	20
RMBS	—	—	1,369	22	1,369	22
ABS	—	—	1,489	53	1,489	53
Other foreign government	28,600	113	15,134	551	43,734	664
Total below investment grade securities	$225,474	$3,450	$93,723	$7,559	$319,197	$11,009
Total fixed maturity securities	$4,565,273	$40,239	$2,738,393	$73,107	$7,303,666	$113,346

Equity securities:
Non-redeemable preferred stock	$82	$1	$26,471	$2,225	$26,553	$2,226
Other equity securities	5,820	1,023	47,251	398	$53,071	$1,421
Total equity securities	$5,902	$1,024	$73,722	$2,623	$79,624	$3,647

Reinsurance Group of America, Incorporated Investments (USD thousands) Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017		2018	2017	Change
Fixed maturity securities available for sale (1):
Other-than-temporary impairment losses on fixed maturities	$(14,439)	$(10,705)	$(3,350)	$—	$(21,659)	$7,220	$(28,494)	$(42,639)	$14,145
Gain on investment activity	13,065	20,040	21,140	10,966	18,935	(5,870)	65,211	110,546	(45,335)
Loss on investment activity	(64,676)	(37,880)	(35,934)	(20,380)	(10,751)	(53,925)	(158,870)	(37,328)	(121,542)
Net gains (losses) on fixed maturity securities available for sale	(66,050)	(28,545)	(18,144)	(9,414)	(13,475)	(52,575)	(122,153)	30,579	(152,732)

Net gains (losses) on equity securities	(16,433)	7,297	(6,497)	(5,059)	(530)	(15,903)	(20,692)	(5,530)	(15,162)
Other impairment losses and change in mortgage loan provision	(3,684)	(6,566)	(1,357)	(312)	(277)	(3,407)	(11,919)	(9,497)	(2,422)
Other non-derivative gain, net	4,244	5,336	5,511	5,303	3,988	256	20,394	23,751	(3,357)

Free-standing derivatives:
Credit default swaps	(7,521)	4,689	1,084	(402)	2,744	(10,265)	(2,150)	18,118	(20,268)
Interest rate swaps - non-hedged	26,085	(12,228)	(8,600)	(26,571)	(1,040)	27,125	(21,314)	11,278	(32,592)
Interest rate swaps - hedged	8	(8)	(8)	(15)	156	(148)	(23)	136	(159)
Foreign currency swaps - hedged	(3,100)	574	1,435	2,373	1,216	(4,316)	1,282	1,980	(698)
Futures	28,512	(6,544)	(897)	129	(8,053)	36,565	21,200	(36,160)	57,360
CPI swaps	(9,051)	(4,223)	1,041	2,186	(2,289)	(6,762)	(10,047)	(2,078)	(7,969)
Equity options	22,522	(9,793)	(8,007)	2,593	(8,196)	30,718	7,315	(42,953)	50,268
Currency forwards	(237)	(58)	(262)	323	14	(251)	(234)	591	(825)
Foreign currency swaps - non-hedged	(3,695)	—	—	—	—	(3,695)	(3,695)	—	(3,695)
Bond forwards	—	—	—	—	633	(633)	—	775	(775)
Total free-standing derivatives	53,523	(27,591)	(14,214)	(19,384)	(14,815)	68,338	(7,666)	(48,313)	40,647

Embedded derivatives:
Modified coinsurance and funds withheld treaties	(32,932)	(2,081)	8,805	13,611	37,870	(70,802)	(12,597)	144,724	(157,321)
GMXB	(77,697)	32,133	15,324	14,785	15,648	(93,345)	(15,455)	32,166	(47,621)
Total embedded derivatives	(110,629)	30,052	24,129	28,396	53,518	(164,147)	(28,052)	176,890	(204,942)

Net gain (loss) on total derivatives	(57,106)	2,461	9,915	9,012	38,703	(95,809)	(35,718)	128,577	(164,295)

Total investment related gains (losses), net	$(139,029)	$(20,017)	$(10,572)	$(470)	$28,409	$(167,438)	$(170,088)	$167,880	$(337,968)

(1) Effective January 1, 2018, the Company adopted ASU 2016-01. For additional information see the “2018 Notes” section on page 3.

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated Reconciliations of GAAP Income to Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017	Quarter	2018	2017	Change
U.S. & Latin America Traditional
Income before income taxes	$95,212	$116,328	$71,978	$2,892	$92,368	$2,844	$286,410	$373,434	$(87,024)
Investment and derivative (gains) losses (1)	76	90	41	10	(6)	82	217	1	216
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(2,878)	(57)	(3,766)	(1,693)	1,420	(4,298)	(8,394)	1,605	(9,999)
Adjusted operating income before income taxes	$92,410	$116,361	$68,253	$1,209	$93,782	$(1,372)	$278,233	$375,040	$(96,807)

U.S. & Latin America Asset Intensive
Income (loss) before income taxes	$(5,798)	$65,490	$60,840	$47,262	$80,810	$(86,608)	$167,794	$320,708	$(152,914)
Investment and derivative (gains) losses (1)	(54,246)	29,414	19,587	26,027	13,824	(68,070)	20,782	34,152	(13,370)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	35,810	2,138	(5,039)	(11,918)	(39,290)	75,100	20,991	(146,329)	167,320
GMXB embedded derivatives (1)	77,697	(32,133)	(15,324)	(14,785)	(15,648)	93,345	15,455	(32,166)	47,621
Funds withheld (gains) losses - investment income	(410)	585	(12,645)	10,315	(3,042)	2,632	(2,155)	(14,987)	12,832
EIA embedded derivatives - interest credited	12,222	(1,602)	565	(28,563)	(3,595)	15,817	(17,378)	(40,260)	22,882
DAC offset, net	(12,498)	(110)	1,755	21,324	22,230	(34,728)	10,471	108,280	(97,809)
Adjusted operating income before income taxes	$52,777	$63,782	$49,739	$49,662	$55,289	$(2,512)	$215,960	$229,398	$(13,438)

U.S. & Latin America Financial Reinsurance
Income before income taxes	$19,394	$21,583	$21,548	$20,159	$21,085	$(1,691)	$82,684	$80,876	$1,808
Adjusted operating income before income taxes	$19,394	$21,583	$21,548	$20,159	$21,085	$(1,691)	$82,684	$80,876	$1,808

Total U.S. & Latin America
Income before income taxes	$108,808	$203,401	$154,366	$70,313	$194,263	$(85,455)	$536,888	$775,018	$(238,130)
Investment and derivative (gains) losses (1)	(54,170)	29,504	19,628	26,037	13,818	(67,988)	20,999	34,153	(13,154)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	32,932	2,081	(8,805)	(13,611)	(37,870)	70,802	12,597	(144,724)	157,321
GMXB embedded derivatives (1)	77,697	(32,133)	(15,324)	(14,785)	(15,648)	93,345	15,455	(32,166)	47,621
Funds withheld (gains) losses - investment income	(410)	585	(12,645)	10,315	(3,042)	2,632	(2,155)	(14,987)	12,832
EIA embedded derivatives - interest credited	12,222	(1,602)	565	(28,563)	(3,595)	15,817	(17,378)	(40,260)	22,882
DAC offset, net	(12,498)	(110)	1,755	21,324	22,230	(34,728)	10,471	108,280	(97,809)
Adjusted operating income before income taxes	$164,581	$201,726	$139,540	$71,030	$170,156	$(5,575)	$576,877	$685,314	$(108,437)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated Reconciliations of GAAP Income to Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017	Quarter	2018	2017	Change
Canada Traditional
Income before income taxes	$45,647	$21,149	$21,805	$23,707	$39,265	$6,382	$112,308	$120,218	$(7,910)
Investment and derivative (gains) losses (1)	4,313	(1,226)	812	1,873	(556)	4,869	5,772	(5,779)	11,551
Funds withheld (gains) losses - investment income	380	29	(455)	(23)	(91)	471	(69)	(506)	437
Adjusted operating income before income taxes	$50,340	$19,952	$22,162	$25,557	$38,618	$11,722	$118,011	$113,933	$4,078

Canada Financial Solutions
Income before income taxes	$1,195	$1,646	$3,544	$3,191	$4,154	$(2,959)	$9,576	$16,643	$(7,067)
Adjusted operating income before income taxes	$1,195	$1,646	$3,544	$3,191	$4,154	$(2,959)	$9,576	$16,643	$(7,067)

Europe, Middle East and Africa Traditional
Income before income taxes	$14,860	$18,370	$6,468	$15,421	$29,735	$(14,875)	$55,119	$70,486	$(15,367)
Investment and derivative (gains) losses (1)	170	—	—	(9)	(45)	215	161	(52)	213
Adjusted operating income before income taxes	$15,030	$18,370	$6,468	$15,412	$29,690	$(14,660)	$55,280	$70,434	$(15,154)

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$35,649	$56,205	$65,369	$39,164	$31,738	$3,911	$196,387	$123,514	$72,873
Investment and derivative (gains) losses (1)	8,568	87	(5,858)	(3,352)	2,738	5,830	(555)	(5,487)	4,932
Investment (income) loss on unit-linked variable annuities	10,536	(2,402)	(4,127)	2,652	(4,781)	15,317	6,659	(11,078)	17,737
Interest credited on unit-linked variable annuities	(10,536)	2,402	4,127	(2,652)	4,781	(15,317)	(6,659)	11,078	(17,737)
Non-investment derivatives	(43)	139	(13)	76	41	(84)	159	164	(5)
Adjusted operating income before income taxes	$44,174	$56,431	$59,498	$35,888	$34,517	$9,657	$195,991	$118,191	$77,800

Asia Pacific Traditional
Income before income taxes	$33,745	$62,007	$58,862	$22,887	$27,212	$6,533	$177,501	$148,786	$28,715
Investment and derivative (gains) losses (1)	—	(1)	—	(5)	15	(15)	(6)	15	(21)
Adjusted operating income before income taxes	$33,745	$62,006	$58,862	$22,882	$27,227	$6,518	$177,495	$148,801	$28,694

Asia Pacific Financial Solutions
Income (loss) before income taxes	$(14,331)	$206	$4,138	$4,021	$2,110	$(16,441)	$(5,966)	$13,130	$(19,096)
Investment and derivative (gains) losses (1)	16,351	1,133	(1,274)	(2,743)	(1,408)	17,759	13,467	(10,498)	23,965
Adjusted operating income before income taxes	$2,020	$1,339	$2,864	$1,278	$702	$1,318	$7,501	$2,632	$4,869

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated Reconciliations of GAAP Income to Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2018	2018	2018	2018	2017	Quarter	2018	2017	Change
Corporate and Other
Loss before income taxes	$(87,627)	$(40,323)	$(67,264)	$(40,779)	$(72,983)	$(14,644)	$(235,993)	$(124,980)	$(111,013)
Investment and derivative losses (1)	56,791	22,958	23,913	9,842	13,346	43,445	113,504	7,617	105,887
Non-investment derivatives	(159)	(692)	490	—	—	(159)	(361)	(61)	(300)
Adjusted operating loss before income taxes	$(30,995)	$(18,057)	$(42,861)	$(30,937)	$(59,637)	$28,642	$(122,850)	$(117,424)	$(5,426)

Consolidated
Income before income taxes	$137,946	$322,661	$247,288	$137,925	$255,494	$(117,548)	$845,820	$1,142,815	$(296,995)
Investment and derivative losses (1)	32,023	52,455	37,221	31,643	27,908	4,115	153,342	19,969	133,373
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	32,932	2,081	(8,805)	(13,611)	(37,870)	70,802	12,597	(144,724)	157,321
GMXB embedded derivatives (1)	77,697	(32,133)	(15,324)	(14,785)	(15,648)	93,345	15,455	(32,166)	47,621
Funds withheld (gains) losses - investment income	(30)	614	(13,100)	10,292	(3,133)	3,103	(2,224)	(15,493)	13,269
EIA embedded derivatives - interest credited	12,222	(1,602)	565	(28,563)	(3,595)	15,817	(17,378)	(40,260)	22,882
DAC offset, net	(12,498)	(110)	1,755	21,324	22,230	(34,728)	10,471	108,280	(97,809)
Investment (income) loss on unit-linked variable annuities	10,536	(2,402)	(4,127)	2,652	(4,781)	15,317	6,659	(11,078)	17,737
Interest credited on unit-linked variable annuities	(10,536)	2,402	4,127	(2,652)	4,781	(15,317)	(6,659)	11,078	(17,737)
Non-investment derivatives	(202)	(553)	477	76	41	(243)	(202)	103	(305)
Adjusted operating income before income taxes	$280,090	$343,413	$250,077	$144,301	$245,427	$34,663	$1,017,881	$1,038,524	$(20,643)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated Reconciliations of Stockholders’ Equity to Stockholders’ Equity Excluding AOCI (USD thousands except per share data)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2018	2018	2018	2018	2017

Stockholders’ equity	$8,450,553	$8,579,323	$8,601,702	$9,008,261	$9,569,535
Less effect of AOCI:
Accumulated currency translation adjustments	(168,698)	(119,298)	(142,187)	(87,510)	(86,350)
Unrealized appreciation of securities	856,159	982,352	1,198,338	1,567,057	2,200,661
Pension and postretirement benefits	(50,698)	(50,249)	(51,180)	(51,151)	(50,680)
Stockholders’ equity, excluding AOCI	$7,813,790	$7,766,518	$7,596,731	$7,579,865	$7,505,904

Reconciliation of Book Value Per Share to Book Value Per Share Excluding AOCI

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2018	2018	2018	2018	2017

Book value per share	$134.53	$136.29	$135.09	$139.64	$148.48
Less effect of AOCI:
Accumulated currency translation adjustments	(2.69)	(1.90)	(2.23)	(1.36)	(1.34)
Unrealized appreciation of securities	13.63	15.61	18.82	24.29	34.14
Pension and postretirement benefits	(0.80)	(0.79)	(0.81)	(0.78)	(0.78)
Book value per share, excluding AOCI	$124.39	$123.37	$119.31	$117.49	$116.46

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